UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFFOR THE NEW JERSEY In Re. Invitae Corporation Debtor(s) § § § § Case No. 24-11362 Lead Case No. 24-11362 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 02/13/2024 Months Pending: 3 Industry Classification: 6 2 1 5 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 1,074 Debtor's Full-Time Employees (as of date of order for relief): 1,235 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Michael D. Sirota 05/31/2024 Michael D. Sirota Court Plaza North, 25 Main Street, Hackensack, NJ 07601 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 1 of 27

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Debtor's Name Invitae Corporation Case No. 24-11362

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$131,404,713	
b. Total receipts (net of transfers between accounts)	$40,359,980	$98,010,804
c. Total disbursements (net of transfers between accounts)	$36,360,610	$107,128,648
d. Cash balance end of month (a+b-c)	$135,404,083	
e. Disbursements made by third party for the benefit of the estate	$0	$689,873
f. Total disbursements for quarterly fee calculation (c+e)	$36,360,610	$107,818,520

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$75,414,424
b. Accounts receivable over 90 days outstanding (net of allowance)	$22,072,289
c. Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$32,559,422
d Total current assets	$271,851,283
e. Total assets	$435,205,889
f. Postpetition payables (excluding taxes)	$52,702,197
g. Postpetition payables past due (excluding taxes)	$4,884,022
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$52,702,197
k. Prepetition secured debt	$281,037,645
l. Prepetition priority debt	$3,123,919
m. Prepetition unsecured debt	$1,361,140,288
n. Total liabilities (debt) (j+k+l+m)	$1,698,004,050
o. Ending equity/net worth (e-n)	$-1,262,798,160

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$357,050
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$50,705
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$306,345

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$32,034,943	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$12,542,857	
c. Gross profit (a-b)	$19,492,086	
d. Selling expenses	$6,296,411	
e. General and administrative expenses	$21,038,631	
f. Other expenses	$203,860	
g. Depreciation and/or amortization (not included in 4b)	$822,949	
h. Interest	$1,406,899	
i. Taxes (local, state, and federal)	$40,000	
j. Reorganization items	$14,958,272	
k. Profit (loss)	$-22,053,419	$-86,991,722

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Invitae Corporation Case No. 24-11362

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 4 Debtor's Name Invitae Corporation Case No. 24-11362 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 4 of 27

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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Debtor's Name Invitae Corporation Case No. 24-11362

	xcix						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$21,099	$21,099
b.	Postpetition income taxes paid (local, state, and federal)	$22,161	$41,809
c.	Postpetition employer payroll taxes accrued	$1,113,612	$2,652,145
d.	Postpetition employer payroll taxes paid	$910,009	$2,187,286
e.	Postpetition property taxes paid	$0	$1,060
f.	Postpetition other taxes accrued (local, state, and federal)	$28,105	$162,030
g.	Postpetition other taxes paid (local, state, and federal)	$25,651	$108,089

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◉ No ○

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◉ No ○

d. Are you current on postpetition tax return filings? — Yes ◉ No ○

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◉ No ○ N/A ○

i. Do you have: Worker's compensation insurance? — Yes ◉ No ○

If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

Casualty/property insurance? — Yes ◉ No ○

If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

General liability insurance? — Yes ◉ No ○

If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ○ No ◉

k. Has a disclosure statement been filed with the court? — Yes ◉ No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ○

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Invitae Corporation Case No. 24-11362

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ana Schrank	Ana Schrank
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	05/31/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Invitae Corporation Case No. 24-11362

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UST Form 11-MOR (12/01/2021) 10

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General Notes On February 13, 2024 (the “Petition Date”), Invitae Corporation (“Invitae”) and five of its subsidiaries (such subsidiaries, each a “Debtor,” collectively with Invitae, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), thereby commencing the instant cases (the “Chapter 11 Cases”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On February 16, 2024, the Bankruptcy Court entered an order authorizing the joint administration of these Chapter 11 Cases pursuant to Bankruptcy Rule 1015(b). On March 1, 2024, the United States Trustee for the District of New Jersey (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code. Additional information about these Chapter 11 Cases, court filings, and claims information is available at the Debtors’ restructuring website: https://www.kccllc.net/invitae. The following notes and statements of limitations should be referred to, and referenced in connection with, any review of the monthly operating report (the “MOR”). 1. Basis of Presentation. The Debtors are filing their MOR solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. This MOR is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The financial information contained herein is presented per Invitae’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical with respect to consolidating financial statements or in accordance with U.S. GAAP. Because the Debtors’ accounting systems, policies, and practices were developed to produce consolidated financial statements by business unit, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income or expenses have been recorded on the correct legal entity. This information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 13 of 27

2 The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future. For the reasons discussed above, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR. 2. Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. For the reporting period ended April 30, 2024, the Debtors’ books and records reflect activity from April 1, 2024 through the period end date. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. 3. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors in a manner consistent with the Debtors’ historical cash management practices, as described in the Debtors’ Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue to Operate Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Continue to Perform Intercompany Transactions (Docket No. 10). 4. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors and their advisors are not liable for and undertake no responsibility to indicate variations from securities laws herein or for any evaluations of the Debtors based on this financial information or any other information. 5. Payment of Prepetition Claims Pursuant to First Day Orders. On February 16, 2024, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain prepetition (a) employee wages, salaries, other compensation, reimbursable expenses and payments to continue employee benefit programs; (b) claims of lien claimants, import claimants, 503(B)(9) claimants, foreign vendors, and critical vendors; (c) taxes and fees; and (d) amounts to maintain and administer existing customer programs and honor certain prepetition obligations related thereto. The Bankruptcy Court subsequently approved the relief requested in connection with the First Day Orders on a final basis. To the extent any payments were made on account of prepetition claims following the commencement of these Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR. 6. Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 14 of 27

3 7. Specific MOR Disclosures. Notes to Part 1: Cash Receipts and Disbursements • Figures include cash as reported in the Debtors’ bank statements. Reconciliation differences will exist between bank statement balances and balance sheet cash balances due to ordinary course timing differences between payment execution in the Debtors’ financial system and disbursement of funds from Debtor bank accounts, as well as outstanding checks and deposits in transit. • The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. The Debtors have submitted an attestation with these MORs that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. • Item (b): The amount of Total Receipts corresponds to the sum of total Test/Collaboration Receipts and other one-time receipts. The Debtors’ Cash Rollforward excludes $10,489,541.69 of restricted cash posted for letters of credit and deposits posted to third parties. This restricted cash is detailed in the supplemental schedule of Debtor bank accounts. Notes to Part 2: Asset and Liability Status • All intercompany transactions are between the Debtor Invitae Corporation and non- Debtor foreign affiliates, which are reflected on the Debtors’ consolidated balance sheet and income statement. • The MORs have not been subject to certain quarterly or annual adjustment procedures, including income tax provision procedures. The information presented herein may materially differ if such procedures were applied. Aged Accounts Payable amounts relate to potential post-petition obligations of invoices received by the Debtors prepetition. The Debtors continue to analyze whether or not these invoices are in fact administrative expenses of the bankruptcy estate, and reserve all rights to reclassify these amounts as liabilities not subject to compromise. • Because the Debtors’ existing recording systems were not designed to distinguish between other prepetition and postpetition liabilities, the Debtors have commenced a process to distinguish between prepetition and postpetition liabilities, the results of which are reflected in the MORs. As the Debtors continue this process and additional information becomes available, the allocation of liabilities between prepetition and postpetition periods may change. • Items (k–m): Prepetition liabilities (i.e., items (k), (l), and (m)) reflect liabilities included in “Liabilities subject to compromise” on the Debtors’ balance sheet as well as other prepetition liabilities that may be uncompromised pursuant to the relief granted via the First Day Orders. The Debtors’ inclusion or exclusion of any amounts in the presentation of “Liabilities subject to compromise” in the Balance Sheet is done Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 15 of 27

4 solely to enable the debtors to expeditiously prepare the MORs pursuant to the Debtors’ reporting obligations and does not indicate a view, of the Debtors or of any other person, as to whether and to what extent the respective liabilities may be impaired. • A portion of prepetition accrued employee bonuses may be considered priority under Section 507(a)(4) of the Bankruptcy Code; however, since the Debtors have paid out these amounts subject to the relief under the final wages order (after the reporting date for these MORs), the Debtors have not specifically allocated prepetition employee accrued liabilities between priority and unsecured buckets. • Values in the Balance Sheet attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented. Notes to Part 4: Income Statement • The MORs have not been subject to certain quarterly or annual adjustment procedures, including income tax provision procedures. The information presented herein may materially differ if such procedures were applied. • Because the Debtors’ existing recording systems were not designed to distinguish between prepetition and postpetition income statement line items, the Debtors have commenced a process to distinguish between prepetition and postpetition, the results of which are reflected in the MORs. Notes to Part 6: Postpetition Taxes • Because the Debtors’ existing recording systems were not designed to distinguish between other prepetition and postpetition liabilities, the Debtors have commenced a process to distinguish between prepetition and postpetition liabilities, the results of which are reflected in the MORs. Notes to Part 7: Questionnaire – During This Reporting Period • Item (a): Following the Petition Date, the Court entered various orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition: (i) service fees and charges assessed by the Debtors’ banks; (ii) customer programs obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) taxes and assessments; and (v) critical vendor, 503(b)(9), lien, and foreign vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the Reporting Period on account of prepetition claims pursuant to the authority granted to the Debtors by the Court under the First Day Orders, such payments have been included in this MOR (subject to the notes and statements and limitations provided herein). Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 16 of 27

5 • Item (c): Payments to insiders include ordinary course salaries, benefits, and expense reimbursements for officers and employees, as well as fees and expense reimbursements paid to members of the Board of Directors Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 17 of 27

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In re: Invitae Corporation | **Case No.:** **24-11362 (MBK)**
($ USD) | **Reporting Period:** **4/1/24 - 4/30/24**

Cash Receipts & Disbursements[1]

	Genosity LLC 24-11361	Invitae Corporation 24-11362	ArcherDX Clinical Services, Inc. 24-11363	ArcherDX, LLC 24-11364	Genetic Solutions LLC 24-11365	Ommdom, Inc. 24-11366
Cash Receipts						
Test/Collaboration Receipts	$ -	$ 39,352,972	$ -	$ 671,321	$ -	$ -
Other Receipts	-	1,007,009	-	-	-	-
Total Cash Receipts[2]	**$ -**	**$ 40,359,980**	**$ -**	**$ 671,321**	**$ -**	**$ -**
Operating Disbursements						
Payroll, Bonus & Benefits	$ -	$ (16,622,480)	$ -	$ -	$ -	$ -
Lab Materials	-	(6,773,829)	-	-	-	-
Collection Kits	-	(1,077,515)	-	-	-	-
Shipping	-	(1,118,536)	-	-	-	-
Real Property Lease Payments	-	(783,883)	-	-	-	-
Other Lease Obligations	-	-	-	-	-	-
IT-Related Expenses	-	(1,431,659)	-	-	-	-
Cash Taxes	-	(218,104)	-	-	-	-
Other AP Payments	-	(6,617,561)	-	(329,187)	-	-
Total Operating Disbursements	**$ -**	**$ (34,643,565)**	**$ -**	**$ (329,187)**	**$ -**	**$ -**
Operating Cash Flow	**$ -**	**$ 5,716,415**	**$ -**	**$ 342,134**	**$ -**	**$ -**
Restructuring Related / One-Time						
Debt Service	$ -	$ -	$ -	$ -	$ -	$ -
Finance Lease Principal	-	(446,251)	-	-	-	-
Capex	-	(43,575)	-	-	-	-
Severance	-	(110,560)	-	-	-	-
Retention	-	(93,600)	-	-	-	-
Professional Fees	-	(1,023,059)	-	-	-	-
Other One-Time	-	-	-	-	-	-
Total Restructuring Related / One-Time	**$ -**	**$ (1,717,045)**	**$ -**	**$ -**	**$ -**	**$ -**
Total Disbursements	**$ -**	**$ (36,360,610)**	**$ -**	**$ (329,187)**	**$ -**	**$ -**
Net Cash Flow	**$ -**	**$ 3,999,370**	**$ -**	**$ 342,134**	**$ -**	**$ -**
Cash Roll Forward [3]						
Beginning Cash Balance	$ -	$ 131,404,713	$ -	333,055	$ -	$ -
Net Cash Flow	-	3,999,370	-	342,134	-	-
Cash Interest	-	-	-	-	-	-
Ending Cash Balance [4]	**$ -**	**$ 135,404,083**	**$ -**	**$ 675,189**	**$ -**	**$ -**

[1] All information contained herein is unaudited and subject to future adjustment.

[2] The amount of Total Receipts presented in MOR Part 1(b) corresponds to the sum of total Test/Collaboration Receipts + other one-time receipts.

[3] Excludes $10.5M of restricted cash posted for letters of credit and deposits posted to third parties.

[4] The ending cash balance represents ending bank cash and differs from ending book cash due to $0.4M of outstanding checks.

Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main
Document Page 19 of 27

In re: Invitae Corporation
($ USD)

Case No.: 24-11362 (MBK)
Reporting Period: 4/1/24 - 4/30/24

Debtors' Balance Sheet (Unaudited)[1]

	Genosity LLC 24-11361	Invitae Corporation 24-11362	ArcherDX Clinical Services, Inc. 24-11363	ArcherDX, LLC 24-11364	Genetic Solutions LLC 24-11365	Ommdom, Inc. 24-11366
ASSETS						
CURRENT ASSETS						
Cash & Cash Equivalents	$ -	$ 134,996,710	$ -	$ 675,189	$ -	$ -
Accounts Receivable	-	75,414,424	-	-	-	-
Inventory	-	14,881,459	-	-	-	-
Prepaid Expenses and Other Current Assets	-	32,559,422	-	-	-	-
Restricted Cash - Current	-	5,005,315	-	-	-	-
Intercompany Receivable	-	8,993,953	-	-	-	-
TOTAL CURRENT ASSETS	**$ -**	**$ 271,851,283**	**$ -**	**$ 675,189**	**$ -**	**$ -**
Restricted Cash - Non-Current	$ -	$ 5,484,226	$ -	$ -	$ -	$ -
Operating Lease Assets	-	18,171,395	-	-	-	-
Fixed Assets - Net	-	38,998,990	-	-	-	-
Intercompany Note Receivable	-	69,703,500	-	-	-	-
Other Assets	-	30,996,494	-	-	-	-
TOTAL ASSETS	**$ -**	**$ 435,205,889**	**$ -**	**$ 675,189**	**$ -**	**$ -**
CURRENT LIABILITIES						
Accounts Payable	$ -	$ 17,355,565	$ -	$ -	$ -	$ -
Accrued Liabilities	-	35,346,632	-	-	-	-
TOTAL CURRENT LIABILITIES	**$ -**	**$ 52,702,197**	**$ -**	**$ -**	**$ -**	**$ -**
Accounts Payable	$ -	$ 20,059,085	$ -	-	$ -	$ -
Accrued Liabilities	-	29,079,625	-	-	-	-
Accrued Taxes	-	3,123,919	-	-	-	-
Operating Lease Liabilities	-	145,564,928	-	-	-	-
Financing Lease Liabilities	-	2,920,844	-	-	-	-
Other Long-Term Liabilities	-	6,971,221	-	-	-	-
Convertible Senior Notes, Net (Secured)	-	281,037,645	-	-	-	-
Convertible Senior Notes, Net (Unsecured)	-	1,156,544,584	-	-	-	-
TOTAL LIABILITIES SUBJECT TO COMPROMISE	**$ -**	**$ 1,645,301,853**	**$ -**	**$ -**	**$ -**	**$ -**
TOTAL LIABILITIES	**$ -**	**$ 1,698,004,050**	**$ -**	**$ -**	**$ -**	**$ -**
STOCKHOLDERS' EQUITY						
Common & Preferred Stock	$ -	$ 29,148	$ -	$ -	$ -	$ -
APIC	-	5,164,972,191	-	-	-	-
Accumulated Other Comprehensive Income/Loss	-	25,366,149	-	-	-	-
Accumulated Deficit	-	(6,453,165,648)	-	675,189	-	-
TOTAL STOCKHOLDERS' EQUITY	**$ -**	**$ (1,262,798,160)**	**$ -**	**$ 675,189**	**$ -**	**$ -**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$ -**	**$ 435,205,889**	**$ -**	**$ 675,189**	**$ -**	**$ -**

[1] All information contained herein is unaudited and subject to future adjustment.

In re: Invitae Corporation Case No.: 24-11362 (MBK) ($ USD) Reporting Period: 4/1/24 - 4/30/24 Debtors' Statement of Operations (Unaudited) (1) Genosity LLC 24-11361 Invitae Corporation 24-11362 ArcherDX Clinical Services, Inc.24-11363 ArcherDX, LLC 24-11364 Genetic Solutions LLC 24-11365 Ommdom, Inc. 24-11366 Revenue: Test Revenue -$ 31,134,710$ -$ -$ -$ -$ Other Revenue - 900,233 - - - - Total Revenue, net -$ 32,034,943$ -$ -$ -$ -$ Cost of Revenue -$ 12,542,857$ -$ -$ -$ -$ Gross Profit -$ 19,492,086$ -$ -$ -$ -$ Operating Expenses: Research and Development -$ 9,705,117$ -$ -$ -$ -$ Sales and Marketing - 6,296,411 - - - - General and Administrative - 11,333,514 - - - - Depreciation & Amortization - 822,949 - - - - Total Operating Expenses -$ 28,157,991$ -$ -$ -$ -$ Income/(Loss) From Operations before One-Time Costs -$ (8,665,905)$ -$ -$ -$ -$ One-Time Costs: Expense Allocations -$ -$ -$ -$ -$ -$ Restructuring Expenses - 14,958,272 - - - - Total Other & Restructuring Costs -$ 14,958,272$ -$ -$ -$ -$ Income/(Loss) From Operations -$ (23,624,178)$ -$ -$ -$ -$ Interest and Other (Expense) Income: Interest Expense -$ 1,406,899$ -$ -$ -$ -$ Other Income/(Expense), net - 203,860 - - - - Income Taxes - (40,000) - - - - Total Interest and Other (Expense) Income -$ 1,570,759$ -$ -$ -$ -$ Net Income/(Loss) -$ (22,053,419)$ -$ -$ -$ -$ (1) All information contained herein is unaudited and subject to future adjustment. Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 20 of 27

In re: Invitae Corporation Case No.: 24-11362 (MBK) ($ USD) Reporting Period: 4/1/24 - 4/30/24 Accounts Receivable Balance (Unaudited)(1) Invitae Corporation (24-11362) A/R Aging Current - 30 31 - 60 days 61 - 90 days Over 90 days Total A/R Accounts Receivable 27,589,758$ 14,756,786$ 11,343,526$ 22,881,543$ 76,571,613$ Allowance for Doubtful Accounts (112,152) (115,649) (120,134) (809,254) (1,157,189) Total Accounts Receivable 27,477,607$ 14,641,137$ 11,223,391$ 22,072,289$ 75,414,424$ ArcherDX, LLC (24-11364) A/R Aging Current - 30 31 - 60 days 61 - 90 days Over 90 days Total A/R Accounts Receivable -$ -$ -$ -$ -$ Allowance for Doubtful Accounts - - - - - Total Accounts Receivable -$ -$ -$ -$ -$ (1) All information contained herein is unaudited and subject to future adjustment. Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 21 of 27

Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main
Document Page 22 of 27

In re: Invitae Corporation | **Case No.:** | **24-11362 (MBK)**
($ USD) | **Reporting Period:** | **4/1/24 - 4/30/24**

Bank Account Information[1]

Legal Entity	Bank Name	Account Type	Account Number (last 4 digits)	Book Balance[2] [3]
Invitae Corporation	SVB	Master Operating Account	4702	$ 24,496,730
Invitae Corporation	HSBC	Corporate Analyzed Checking Account	3311	1,175,610
Invitae Corporation	SVB	Collaboration Revenue Lockbox Account	5516	-
Invitae Corporation	HSBC	Collaboration Lockbox Account	9536	1,342,195
Invitae Corporation	SVB	Payroll Account	8723	-
Invitae Corporation	SVB	Benefits Account	7197	(43,968)
Invitae Corporation	SVB	Overnight Sweep Account	3426	-
Invitae Corporation	U.S. Bank	Cash and Cash Equivalents Account	4680	107,932,058
Invitae Corporation	SVB	Lockbox Account	3836	-
Invitae Corporation	JPMC	Adequate Assurance Account	0155	94,084
Invitae Corporation	SVB	Customer Collections Lockbox Account	6069	-
Invitae Corporation	HSBC	Lockbox Account	1182	-
Invitae Corporation	JPMC	Lockbox Account	0310	-
ArcherDX, LLC	SVB	ArcherDX Deposit Account	3575	-
ArcherDX, LLC	SVB	ArcherDX Operating Account	3560	659,063
ArcherDX, LLC	SVB	ArcherDX Euro Business Account	6710	16,126
Total Cash				**$ 135,671,899**

Restricted Cash

Invitae Corporation	JPMC	Letter of Credit - Landlord	1322	$ 9,775,481
Invitae Corporation	HSBC	Letter of Credit - Landlord	3583	330,934
Invitae Corporation	HSBC	Letter of Credit - Landlord	3591	-
Invitae Corporation	HSBC	Letter of Credit - Landlord	7147	72,999
Invitae Corporation	KCC	401(k) Escrow Account	6391	310,127
Total Restricted Cash				**$ 10,489,542**

[1] All information contained herein is unaudited and subject to future adjustment.

[2] All amounts are in USD.

[3] The ending cash balance represents ending book cash and differs from ending bank cash due to $0.4M of outstanding checks.

In re: Invitae Corporation Case No.: 24-11362 (MBK) ($ USD) Reporting Period: 4/1/24 - 4/30/24 Postpetition Accounts Payable Balance (Unaudited) (1) (2) Invitae Corporation (24-11362) A/P Aging Current 1 - 30 days 31 - 60 days 61 - 90 days Over 90 days Total A/P Trade Payables 10,794,665$ 3,170,754$ 524,598$ 305,063$ 883,607$ 15,678,688$ Tax Payables - - - - - - Total Post-Petition Payables 10,794,665$ 3,170,754$ 524,598$ 305,063$ 883,607$ 15,678,688$ ArcherDX, LLC (24-11364) A/P Aging Current 1 - 30 days 31 - 60 days 61 - 90 days Over 90 days Total A/P Trade Payables -$ -$ -$ -$ -$ -$ Tax Payables - - - - - - Total Post-Petition Payables -$ -$ -$ -$ -$ -$ (1) All information contained herein is unaudited and subject to future adjustment. (2) Aged A/P amounts relate to potential post-petition obligations of invoices received by the Debtors pre-petition. The Debtors continue to analyze whether or not these invoices are in fact administrative expenses of the bankruptcy estate, and reserve all rights to reclassify these amounts as liabilities subject to compromise. Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 23 of 27

Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main
Document Page 24 of 27

In re: Invitae Corporation | **Case No.:** | **24-11362 (MBK)**
($ USD) | **Reporting Period:** | **4/1/24 - 4/30/24**

Schedule of Payments to Insiders [1]

Entity	Item [2]	Recipient	Title	Date of Payment	Gross Amount
Invitae Corporation	Reimbursements	Robert Guigley	Chief Commercial Officer	4/5/2024	274
Invitae Corporation	Payroll	Ana Schrank	Chief Financial Officer	4/5/2024	17,692
Invitae Corporation	Payroll	David Sholehvar	Chief Operating Officer	4/5/2024	17,692
Invitae Corporation	Payroll	Kenneth Knight	President and Chief Executive Officer	4/5/2024	28,846
Invitae Corporation	Payroll	Robert Guigley	Chief Commercial Officer	4/5/2024	17,692
Invitae Corporation	Payroll	Thomas Brida	General Counsel, Chief Compliance Officer, & Secretary	4/5/2024	17,654
Invitae Corporation	Reimbursements	David Sholehvar	Chief Operating Officer	4/9/2024	653
Invitae Corporation	Board Fees	Jill Frizzley	Board of Directors	4/11/2024	40,000
Invitae Corporation	Reimbursements	Ana Schrank	Chief Financial Officer	4/15/2024	478
Invitae Corporation	Payroll	Ana Schrank	Chief Financial Officer	4/19/2024	17,692
Invitae Corporation	Payroll	David Sholehvar	Chief Operating Officer	4/19/2024	17,692
Invitae Corporation	Payroll	Kenneth Knight	President and Chief Executive Officer	4/19/2024	28,846
Invitae Corporation	Payroll	Robert Guigley	Chief Commercial Officer	4/19/2024	17,692
Invitae Corporation	Payroll	Thomas Brida	General Counsel, Chief Compliance Officer, & Secretary	4/19/2024	17,654
Invitae Corporation	Reimbursements	Kenneth Knight	President and Chief Executive Officer	4/24/2024	2,951
Invitae Corporation	Reimbursements	Ana Schrank	Chief Financial Officer	4/30/2024	3,723
Total Insider Payments					**$ 247,233**

[1] All information contained herein is unaudited and subject to future adjustment.

[2] Payments to insiders include ordinary course salaries, benefits, and expense reimbursements for officers and employees, as well as fees paid to members of the Board of Directors.

In re: Invitae Corporation Case No.: 24-11362 (MBK) Reporting Period: 4/1/24 - 4/30/24 Bank Reconciliations The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of provi- ding copies of bank statements, bank reconciliations and journal entries. The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconci- led in accordance with their standard practices. /s/ Ana Schrank 5/31/2024 Signature of Authorized Individual Date Ana Schrank Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 25 of 27

In re: Invitae Corporation Case No.: 24-11362 (MBK) Reporting Period: 4/1/24 - 4/30/24 Part 7: Question A Were any payments made on prepetition debt? Following the Petition Date, the Court entered various orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition: (i) service fees and charges assessed by the Debtors’ banks; (ii) customer programs obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) taxes and assessments; and (v) critical vendor, 503(b)(9), lien, and foreign vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the Reporting Period on account of prepetition claims pursuant to the authority granted to the Debtors by the Court under the First Day Orders, such payments have been included in this MOR (subject to the notes and statements and limitations provided herein). Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 26 of 27

In re: Invitae Corporation Case No.: 24-11362 (MBK) Reporting Period: 4/1/24 - 4/30/24 Certification Regarding Postpetition Taxes I affirm that to the best of my knowledge all postpetition taxes, as described in item 4 of the Operating Guidelines for Chapter 11 Cases, are current. /s/ Ana Schrank 5/31/2024 Signature of Authorized Individual Date Ana Schrank Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Case 24-11362-MBK Doc 575 Filed 05/31/24 Entered 05/31/24 18:14:35 Desc Main Document Page 27 of 27